PHILIP R. MCLOUGHLIN




I elect to receive the amount payable under Section 4 (a)(i)(D) of the Change of Control Agreement as:


[ ]  A lump sum; or


[X]  An annuity form of payment as I elected for the Employee Pension Plan.





 /s/ Philip R. McLoughlin
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        Philip R. McLoughlin                     Social Security Number


 /s/ E. Rudden                                          9/3/02
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              Witness                                     Date